# 产 品 订 货 单

订货日期：2008 年 3 月 6 日

供货方：三明华健生物工程有限公司
地址：福建省三明市吉口工业区
电话：0598-8523617/0591-87549737
传真：0598-8321188

订货方：杭州雪域生物技术有限公司
地址：萧山区所前镇东复村
电话：0571-82448695
传真：0571-82448695

今订货方向供货方订购如下产品：

| 编 号 | 产 品 名 称 | 规 格 | 数 量(kg) | 单 价(元/kg) | 金额小计（元） |
|---|---|---|---|---|---|
| 1 | 茄尼醇 | 90% | 417.00 | 1025.00 | 427425.00 |
| 2 | 茄尼醇 | 75% | 252.00 | 680.00 | 171360.00 |
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| 人民币（大写）伍拾玖万捌仟柒佰捌拾伍元整 | | | | | ¥598,785.00 |
| 备注： | | | | | |
| 希望发货时间：请于 2008 年 3 月 25 日前发货。 | | | | | |

订货条款：

1.发货方式：在预订发货期间一次或分批发货均可。

2.本订单甲乙双方签字盖章后生效，传真件有效。其它未尽事宜以双方合作协议规定为准。

供货单位：三明华健生物工程有限公司
签字(公章)：
日 期：2008年 3月 6 日

订货单位：杭州雪域生物技术有限公司
签字(公章)：
日 期：08年 3月 6 日

陈勇生